SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 24, 2001

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code




Item 5. Other Events

On April 24, 2001, Riviera Holdings Corporation (RHC) released its first quarter, 2001 financial results. A copy of the press release disclosing those results is filed as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

                              Exhibit 99 Press Release dated April 24, 2001, announcing RHC first quarter, 2001, financial results.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2001                         RIVIERA HOLDINGS CORPORATION


                                                     By: /s/ Duane Krohn
                                                     Treasurer and CFO

                                  EXHIBIT INDEX

      Exhibit
       Number                             Description

         99 Press Release dated April 24, 2001, announcing RHC first quarter, 2001, financial results.